EXHIBIT 99.3

                                                                     WACHOVIA
Sen/Sub, Y                                                          SECURITIES
Fixed Subs                                                           [LOGO]
Tranched with Short Floater (w/ 2 yr)

                                             ASSUMPTIONS                                COLLATERAL
---------------------------      --------------------------------------       BALANCE                    WAC     WAM
Settlement      27-Feb-2003      Prepay      4-23 CPR in 12 mos - Fixed       ---------------------------------------
1st Pay Date    25-Mar-2003                  28 CPR - Arm
---------------------------      Losses                                       Grp 1-Fixed  $323,184,259  8.93     246
10% CALL                                                                      Grp 2-Arm    $194,729,698  8.30     355


------------------------------------------------------------------------------------------------------------------------------------
TRANCHE                               PRINCIPAL     AVG                       BEY    PRICE               ACCRUED  NETNET     DATED
NAME    RATING    BALANCE   COUPON     WINDOW       LIFE   DUR       BENCH    YIELD     %      $@1BP     INT(M)   (MM)       DATE
------------------------------------------------------------------------------------------------------------------------------------
AF1     AAA     138,000,000   1.500  03/03 - 01/05  0.90   0.88   LIBOR_1MO  1.521  100.0000 12,188.04        -  138.00   27-Feb-03
AF2     AAA      12,000,000   2.683  01/05 - 03/05  1.99   1.92        2.00  2.605  100.0000  2,307.39    23.25   12.02   01-Feb-03
AF3     AAA      61,000,000   3.340  03/05 - 09/07  3.00   2.80        3.00  3.284  100.0000 17,151.14   147.15   61.15   01-Feb-03
AF4     AAA      13,000,000   4.321  09/07 - 08/08  5.03   4.43        5.00  4.295  100.0000  5,780.02    40.57   13.04   01-Feb-03
AF5     AAA      18,419,000   5.089  08/08 - 08/10  6.44   5.36        6.44  5.080  100.0000  9,910.28    67.70   18.49   01-Feb-03
AV      AAA     194,700,000   1.740  03/03 - 12/10  2.85   2.70   LIBOR_1MO  1.770  100.0000 52,528.38        -  194.70   27-Feb-03
M-1     AA       36,254,000   5.186  06/06 - 12/10  5.25   4.43        5.25  5.164  100.0000 16,133.54   135.79   36.39   01-Feb-03
M-2     A        26,414,000   5.871  04/06 - 12/10  5.21   4.31        5.21  5.853  100.0000 11,423.38   112.00   26.53   01-Feb-03
B       BBB      18,126,000   7.206  03/06 - 12/10  5.19   4.12        5.19  7.199  100.0000  7,508.07    94.33   18.22   01-Feb-03

ASSUMPTIONS
-----------
PRICING SPEED
Fixed 100% PPC: 4-23 CPR in 12 months
Arm 100% PPC: 28 CPR

INDICES
1 Mo Libor       1.340
6 Mo Libor       1.350
------------------------------
INITIAL INDICATIVE
LEVELS
AAA              84.40
AA                7.00
A                 5.10
BBB               3.50

Target OC         5.25
------------------------------
SWAP CURVE ( 01-31-2003)
Mat   3MO   6MO   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   10YR   30YR
Yld 1.350 1.350  1.475  2.005 2.583 3.033 3.395 3.679 3.912 4.105 4.405  5.211

3 Yr Str                             CONFIDENTIAL

                                                                     WACHOVIA
Sen/Sub, Y                                                          SECURITIES
Fixed Subs                                                           [LOGO]
Tranched with Short Floater, PT behind
WITH S & P LEVELS

                                             ASSUMPTIONS                                COLLATERAL
---------------------------      --------------------------------------       BALANCE                    WAC     WAM
Settlement      27-Feb-2003      Prepay      4-23 CPR in 12 mos - Fixed       ---------------------------------------
1st Pay Date    25-Mar-2003                  28 CPR - Arm
---------------------------      Losses                                       Grp 1-Fixed  $323,184,259  8.93     246
10% CALL                                                                      Grp 2-Arm    $194,729,698  8.30     355


------------------------------------------------------------------------------------------------------------------------------------
TRANCHE                                 PRINCIPAL     AVG                     BEY    PRICE             ACCRUED  NETNET     DATED
NAME     RATING    BALANCE    COUPON     WINDOW       LIFE  DUR      BENCH    YIELD     %     $@1BP       INT(M)  (MM)       DATE
------------------------------------------------------------------------------------------------------------------------------------
AF1      AAA     153,000,000  1.500    03/03 - 04/0  51.01  0.99   LIBOR_1MO  1.522  100.0000 15,158.44       -  153.00   27-Feb-03
AF2      AAA      89,419,000  4.073    04/05 - 08/1  04.03  3.61        4.00  4.033  100.0000 32,397.00  263.04   89.68   01-Feb-03
AV       AAA     194,700,000  1.740    03/03 - 12/1  02.85  2.70   LIBOR_1MO  1.770  100.0000 52,528.66       -  194.70   27-Feb-03
M-1      AA       36,254,000  5.186    06/06 - 12/1  05.25  4.43        5.24  5.164  100.0000 16,133.54  135.79   36.39   01-Feb-03
M-2      A        26,414,000  5.871    04/06 - 12/1  05.21  4.31        5.20  5.853  100.0000 11,423.38  112.00   26.53   01-Feb-03
B        BBB      18,126,000  7.206    03/06 - 12/1  05.19  4.12        5.19  7.199  100.0000  7,508.07   94.33   18.22   01-Feb-03
------------------------------------------------------------------------------------------------------------------------------------

ASSUMPTIONS
-----------
PRICING SPEED
Fixed 100% PPC: 4-23 CPR in 12 months
Arm 100% PPC: 28 CPR

INDICES
1 Mo Libor       1.340
6 Mo Libor       1.350
------------------------------
INITIAL INDICATIVE
LEVELS
AAA              84.40
AA                7.00
A                 5.10
BBB               3.50

Target OC         5.25
------------------------------
Swap Curve ( 01-31-2003)
Mat   3MO   6MO   1YR   2YR   3YR   4YR   5YR   6YR   7YR   8YR   10YR   30YR
Yld 1.350 1.350  1.475  2.005 2.583 3.033 3.395 3.679 3.912 4.105 4.405  5.211

4 Yr Str                              CONFIDENTIAL

Tranched with Short Floater (w/ 2 yr)

SIZE             61,000,000                          100% SPEED
-----------------------------------        -----------------------------------
Settlement              27-Feb-2003        Prepay    4-23 CPR in 12 mos - Fixed
1st Pay Date            25-Mar-2003                  28 CPR - Arm
-----------------------------------

10% CALL

AF-3 (3 YR)

----------------------------------------------------------------------------------------------------------------
                             50% PPC        75% PPC        100% PPC       125% PPC       150% PPC       200% PPC
   PRICE                       Yield          Yield           Yield          Yield          Yield          Yield
    100                        3.321          3.304           3.284          3.257          3.234          3.189
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
WAL for Princ Pmts              5.91           4.10            3.00           2.20           1.80           1.32
Mod Durn                        5.26           3.76            2.80           2.08           1.72           1.28
Principal Window Begin        Mar-03         Dec-03          Mar-03         Oct-03         Jul-03         Mar-03
Principal Window End          Sep-03         Feb-03          Sep-03         Dec-03         May-03         Oct-03
Principal # Months                55             39              31             15             11              8
Payment Window         Mar03 - Sep11  Mar03 - Feb09   Mar03 - Sep07  Mar03 - Dec05  Mar03 - May05  Mar03 - Oct04
----------------------------------------------------------------------------------------------------------------

SIZE         89,419,000                               100% SPEED
-----------------------------------        -----------------------------------
Settlement              27-Feb-2003        Prepay     4-23 CPR in 12 mos - Fixed
1st Pay Date            25-Mar-2003                   28 CPR - Arm
-----------------------------------

AF-2 (4.03 YR) (TO CALL OR TO MATURITY)

---------------------------------------------------------------------------------------------------------------------
                             50% PPC         75% PPC         100% PPC        125% PPC        150% PPC        200% PPC
   Price                       Yield           Yield            Yield           Yield           Yield           Yield
    100                        4.065            4.05            4.033           4.008            3.97            3.92
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
WAL for Princ Pmts              7.67            5.40             4.03            2.97            2.09            1.52
Mod Durn                        6.37            4.70             3.61            2.72            1.97            1.44
Principal Window Begin        Apr-03          Jan-03           Apr-03          Nov-03          Jul-03          Mar-03
Principal Window End          Sep-03          Dec-03           Aug-03          Mar-03          Jan-03          Mar-03
Principal # Months               102              84               65              53              19              13
Payment Window         Mar03 - Sep15   Mar03 - Dec12    Mar03 - Aug10   Mar03 - Mar09   Mar03 - Jan06   Mar03 - Mar05
---------------------------------------------------------------------------------------------------------------------

Wachovia Securities is the trade name for the corporate and investment banking services of Wachovia Corporation and its subsidiaries, including Wachovia Securities, Inc. ("WSI"), member NYSE, NASD, SIPC. This report(s) is for your information only and is not an offer to sell, or a solicitation of an offer to buy, the securities or instruments named or described in the report. Interested parties are advised to contact the entity with which they deal, or the entity that provided this report to them, if they desire further information. The information in this report has been obtained or derived from sources believed by (Wachovia Securities, Inc. or WSI) to be reliable, but WSI does not represent that this information is accurate or complete. Any opinions or estimates contained in this report represent the judgment of WSI at this time, and are subject to change without notice. WSI or its affiliates may from time to time provide advice


Price_Yield                             CONFIDENTIAL